INVESCO INTERNATIONAL GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER :      811-6463
SERIES NO.:        1

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A               $22,032
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B               $   409
          Class C               $   944
          Class R               $   705
          Class Y               $   997
          Institutional Class   $15,086

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.2938
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                0.1475
          Class C                0.1475
          Class R                0.2468
          Class Y                0.3430
          Institutional Class    0.3880

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                72,580
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 2,083
          Class C                 5,723
          Class R                 4,317
          Class Y                 6,400
          Institutional Class    44,834

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 26.99
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B               $ 24.95
          Class C               $ 24.97
          Class R               $ 26.70
          Class Y               $ 27.08
          Institutional Class   $ 27.41

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER :      811-6463
SERIES NO.:        3

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A               $ 2,235
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class Y               $    32
          Institutional Class   $   237

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.0641
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class Y                0.0964
          Institutional Class    0.1478

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                31,748
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 2,106
          Class C                 1,611
          Class Y                   426
          Institutional Class     1,489

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 18.57
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B               $ 16.36
          Class C               $ 16.37
          Class Y               $ 18.64
          Institutional Class   $ 18.59

INVESCO GLOBAL GROWTH FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER :      811-6463
SERIES NO.:        5

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A               $ 1,916
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B               $    44
          Class C               $    31
          Class Y               $    16
          Institutional Class   $    15

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.1846
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                0.0437
          Class C                0.0437
          Class Y                0.2292
          Institutional Class    0.3131

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                 9,348
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                   752
          Class C                   617
          Class Y                    50
          Institutional Class        --

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 22.30
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B               $ 20.90
          Class C               $ 20.90
          Class Y               $ 22.37
          Institutional Class   $ 22.40

INVESCO ASIA PACIFIC GROWTH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER :      811-6463
SERIES NO.:        9

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A               $ 3,880
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B               $   275
          Class C               $   444
          Class Y               $   174

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.2858
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                0.1654
          Class C                0.1654
          Class Y                0.3267

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                14,177
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 1,410
          Class C                 3,021
          Class Y                 1,067

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 30.30
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B               $ 28.58
          Class C               $ 28.44
          Class Y               $ 30.39

INVESCO EUROPEAN GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER :      811-6463
SERIES NO.:        10

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A               $ 6,046
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B               $   290
          Class C               $   441
          Class R               $   192
          Class Y               $ 1,999
          Investor Class        $ 2,437

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.3677
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                0.1877
          Class C                0.1877
          Class R                0.3076
          Class Y                0.4263
          Investor Class         0.3677

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                14,063
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 1,098
          Class C                 1,957
          Class R                   573
          Class Y                 6,179
          Investor Class          5,692

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 30.81
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B               $ 28.92
          Class C               $ 28.95
          Class R               $ 30.68
          Class Y               $ 30.91
          Investor Class        $ 30.76

INVESCO INTERNATIONAL CORE EQUITY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER :      811-6463
SERIES NO.:        11

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A               $   995
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B               $    81
          Class C               $   196
          Class R               $    40
          Class Y               $    37
          Investor Class        $   346
          Institutional Class   $ 5,062

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.1694
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                0.0867
          Class C                0.0867
          Class R                0.1421
          Class Y                0.1955
          Investor Class         0.1694
          Institutional Class    0.2377

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                 3,689
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                   632
          Class C                 1,889
          Class R                   277
          Class Y                   165
          Investor Class          1,748
          Institutional Class    20,739

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 10.96
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B               $ 10.92
          Class C               $ 10.65
          Class R               $ 10.95
          Class Y               $ 11.14
          Investor Class        $ 11.12
          Institutional Class   $ 10.99